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                        BERGER INVESTMENT PORTFOLIO TRUST

                              BERGER BALANCED FUND

                         SUPPLEMENT DATED June 14, 2002
                                       To
                        PROSPECTUS DATED January 29, 2002

Effective June 1, 2002, portfolio management for Berger Balanced Fund changed to an investment team, which replaced portfolio manager Steven L. Fossel. No one person is primarily responsible for the selection of the Fund's portfolio securities. The Berger Financial Group LLC investment team that manages the Berger Balanced Fund also comprises the Bay Isle Financial LLC investment team that manages the Berger Large Cap Value Fund. In connection with the portfolio management change, the Fund's new investment team seeks to invest in companies that have strong fundamentals and strong management. The team looks for stocks that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise value. The team also looks for companies where there exists a specific catalyst or event that has the potential to drive appreciation of their stocks toward their intrinsic value. Future index comparisons may include additional or different indexes that more closely correlate to the investment style of the new team. In addition, effective immediately, distribution of the Fund's net investment income will be paid annually (normally in December) rather than quarterly.

The sections of the Prospectus titled "The Fund's Goals and Principal Investment Strategies," "The Fund's Past Performance," "Distributions and Taxes," and "Organization of the Berger Funds Family," on pages 22-23, 34, and 37, respectively, are amended accordingly.